UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2015

*	Effective July 23, 2014, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Asia Pacific ex-Japan Fund were each terminated as a series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2015

MFS® EQUITY INCOME FUND

EQI-ANN

MFS® EQUITY INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy picked up steam after another difficult winter held back domestic consumption. Although the labor and housing markets have rebounded, a stronger U.S. dollar and weak overseas demand are weighing on corporate earnings.

In Europe, concerns about a new Greek bailout package weighed on investor confidence. However, the European Central Bank’s quantitative easing program has laid the foundation for economic recovery throughout the eurozone.

China’s equity markets have struggled in recent months, and as concerns mount over a weakening Chinese economy, global market volatility is on the rise.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

September 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	3.3%
Merck & Co., Inc.	2.9%
Eli Lilly & Co.	2.7%
Bristol-Myers Squibb Co.	2.7%
Cisco Systems, Inc.	2.7%
MetLife, Inc.	2.6%
LyondellBasell Industries N.V., “A”	2.4%
Valero Energy Corp.	2.3%
Verizon Communications, Inc.	2.3%

Equity sectors
Financial Services	20.2%
Technology	14.1%
Health Care	12.3%
Utilities & Communications	10.6%
Retailing	9.5%
Consumer Staples	8.1%
Energy	6.0%
Leisure	5.8%
Industrial Goods & Services	4.5%
Basic Materials	3.7%
Autos & Housing	3.4%
Special Products & Services	0.7%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 7/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2015, Class A shares of the MFS Equity Income Fund (“fund”) provided a total return of 5.92%, at net asset value. This compares with a return of 11.21% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Stock Index).

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Eurozone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but in the latter part of the period the margin results became more bifurcated with energy and materials suffering and the rest of the companies holding on to net margins in an ongoing slow revenue growth environment. A rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies.

Detractors from Performance

Stock selection and an overweight position in the utilities & communications sector were primary factors that weighed on performance relative to the S&P 500 Stock Index. Within this sector, an overweight allocation to telecommunications company Frontier Communications held back relative returns after disappointing first-quarter results. Holdings of Brazilian integrated gas and electricity company Cia Energetica De Minas Gerais (b)(h) hindered relative performance as the company lost a superior court case blocking the renewal of government concessions which impacted three hydro plants that account for 38% of the firm’s electricity capacity. Holdings of energy and environmental services giant GDF Suez (b)(h) (France) further dampened relative results. The firm reported results below expectations due to the decline in commodity prices.

Stock selection in the basic materials sector detracted from relative performance. The fund’s holdings of Brazilian iron ore and pellets producer Vale (b)(h) and Australian mining operator Rio Tinto (b) weighed on results due to the correction in commodity

Management Review – continued

markets seen in the first half of 2015. A steep decline in iron ore prices, combined with lower-than-expected sales, hurt Vale’s profits which are highly leveraged to the metal’s price. Rio Tinto successfully implemented cost saving measures which buffered some of the impact from iron ore price declines but the savings could not overcome similar market corrections in coal, copper, and aluminum.

Security selection in the financial services sector and a combination of stock selection and an underweight position in the health care sector were other areas of relative weakness. Nevertheless, no individual stocks within either sector were among the fund’s top relative detractors during the reporting period.

Elsewhere, the fund’s overweight position in offshore drilling contractor Ensco (h) held back relative performance. Holdings of global energy and petrochemicals company Royal Dutch Shell (b) (United Kingdom) and oil and Brazilian gas exploration and production company Petroleo Brasileiro (b)(h) also detracted from relative results as the decline in global commodities weighed on energy prices. Underweight positions in computer and personal electronics maker Apple and internet retailer Amazon.com further hindered relative performance.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also hurt relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Strong stock selection in the energy sector contributed to performance relative to the S&P 500 Stock Index. An overweight position in independent oil refiner Valero Energy boosted relative results as the company reported strong earnings driven by a lower-than-expected tax rate and stronger refining margins. Avoiding oil and gas company ConocoPhillips and oil field services company Schlumberger also aided relative results. ConocoPhillips shares lagged the benchmark despite production gains as first-quarter earnings missed expectations due to lower commodity prices and higher interest costs. Schlumberger underperformed the benchmark as lower oil prices hurt revenue and margins despite temporary reductions in exploration costs.

Stock selection and, to a lesser extent, an underweight position in the industrial goods & services sector supported relative results. However, no individual stocks within this sector were among the fund’s top relative contributors.

Favorable stock selection in the consumer staples sector contributed to relative returns led by an overweight position in shares of tobacco company Altria Group which outpaced the benchmark. Altria capitalized on higher cigarette and smokeless product prices as customers experienced an increase in their disposable income due to lower gas prices and wage increases.

Elsewhere, other investments that added to the fund’s performance included overweight positions in broadband communications and networking services company

Management Review – continued

Broadcom, pharmaceutical company Eli Lilly, retailer Kroger (h), drugstore retailer CVS Health, global pharmaceutical company Bristol-Myers Squibb and media firm Time Warner Cable.

Respectfully,

Jonathan Sage

Portfolio Manager

Note to Shareholders: Effective September 15, 2015, James Fallon, Matthew Krummell, and John Stocks are also Portfolio Managers of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 7/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/27/12	5.92%	14.76%
B	9/27/12	5.18%	13.91%
C	9/27/12	5.17%	13.94%
I	9/27/12	6.16%	15.02%
R1	9/27/12	5.12%	13.88%
R2	9/27/12	5.70%	14.48%
R3	9/27/12	5.89%	14.74%
R4	9/27/12	6.22%	15.04%
R5	9/27/12	6.30%	15.32%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		11.21%	16.87%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(0.17)%	12.40%
B With CDSC (Declining over six years from 4% to 0%) (v)		1.18%	13.07%
C With CDSC (1% for 12 months) (v)		4.17%	13.94%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2015 through July 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2015 through July 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/15	Ending Account Value 7/31/15	Expenses Paid During Period (p) 2/01/15-7/31/15
A	Actual	0.99%	$1,000.00	$1,071.10	$5.08
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
B	Actual	1.74%	$1,000.00	$1,067.67	$8.92
	Hypothetical (h)	1.74%	$1,000.00	$1,016.17	$8.70
C	Actual	1.74%	$1,000.00	$1,066.79	$8.92
	Hypothetical (h)	1.74%	$1,000.00	$1,016.17	$8.70
I	Actual	0.74%	$1,000.00	$1,072.16	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
R1	Actual	1.74%	$1,000.00	$1,066.60	$8.92
	Hypothetical (h)	1.74%	$1,000.00	$1,016.17	$8.70
R2	Actual	1.24%	$1,000.00	$1,069.65	$6.36
	Hypothetical (h)	1.24%	$1,000.00	$1,018.65	$6.21
R3	Actual	0.99%	$1,000.00	$1,070.97	$5.08
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
R4	Actual	0.74%	$1,000.00	$1,072.10	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
R5	Actual	0.61%	$1,000.00	$1,073.09	$3.14
	Hypothetical (h)	0.61%	$1,000.00	$1,021.77	$3.06

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%
Issuer	Shares/Par	Value ($)

Aerospace - 2.3%
General Dynamics Corp.	3,448	$514,131
Northrop Grumman Corp.	12,326	2,132,521

		$2,646,652
Automotive - 3.4%
General Motors Co.	14,942	$470,822
Hyundai Motor Co. Ltd.	5,699	725,677
Kia Motors Corp.	28,456	1,067,571
Magna International, Inc.	30,804	1,673,688

		$3,937,758
Business Services - 0.7%
Accenture PLC, “A”	8,173	$842,718

Cable TV - 3.4%
Comcast Corp., “Special A”	34,192	$2,131,529
Time Warner Cable, Inc.	9,358	1,778,114

		$3,909,643
Chemicals - 2.4%
LyondellBasell Industries N.V., “A”	30,090	$2,823,345

Computer Software - 3.3%
Aspen Technology, Inc. (a)	11,937	$529,764
CA, Inc.	23,359	680,564
Microsoft Corp.	38,268	1,787,116
Symantec Corp.	35,092	797,992

		$3,795,436
Computer Software - Systems - 3.1%
Apple, Inc.	11,731	$1,422,970
Seagate Technology PLC	13,513	683,758
Western Digital Corp.	17,819	1,533,503

		$3,640,231
Consumer Products - 0.8%
Procter & Gamble Co.	12,702	$974,243

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 1.6%
Danaher Corp.	10,009	$916,424
Siemens AG	8,904	952,849

		$1,869,273
Electronics - 4.4%
Broadcom Corp., “A”	24,127	$1,221,067
Intel Corp.	21,063	609,774
Microchip Technology, Inc.	43,084	1,845,719
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	64,965	1,436,376

		$5,112,936
Energy - Independent - 3.9%
Crescent Point Energy Corp.	60,170	$911,395
Marathon Petroleum Corp.	17,597	962,028
Valero Energy Corp.	41,069	2,694,126

		$4,567,549
Energy - Integrated - 1.7%
Chevron Corp.	7,326	$648,204
Royal Dutch Shell PLC, “A”	48,027	1,380,026

		$2,028,230
Food & Beverages - 1.4%
General Mills, Inc.	18,230	$1,061,168
Ingredion, Inc.	6,129	540,578

		$1,601,746
Food & Drug Stores - 2.0%
CVS Health Corp.	20,247	$2,277,180

General Merchandise - 4.2%
Kohl’s Corp.	37,310	$2,287,849
Target Corp.	32,538	2,663,235

		$4,951,084
Health Maintenance Organizations - 0.6%
Health Net, Inc. (a)	10,632	$710,856

Insurance - 6.8%
Delta Lloyd N.V.	47,159	$837,224
MetLife, Inc.	54,558	3,041,063
Prudential Financial, Inc.	3,869	341,865
Suncorp-Metway Ltd.	74,784	780,046
Validus Holdings Ltd.	34,732	1,609,828

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Zurich Insurance Group AG	4,340	$1,321,807

		$7,931,833
Internet - 0.6%
Google, Inc., “A” (a)	1,140	$749,550

Leisure & Toys - 1.0%
Electronic Arts, Inc. (a)	16,265	$1,163,761

Machinery & Tools - 0.7%
Allison Transmission Holdings, Inc.	14,963	$436,620
Caterpillar, Inc.	4,280	336,536

		$773,156
Major Banks - 9.9%
BOC Hong Kong Holdings Ltd.	113,500	$457,526
HSBC Holdings PLC	93,364	845,214
JPMorgan Chase & Co.	67,759	4,643,524
Standard Chartered PLC	30,600	468,403
Sumitomo Mitsui Financial Group, Inc.	28,400	1,314,920
Wells Fargo & Co.	65,776	3,806,457

		$11,536,044
Medical Equipment - 0.8%
Abbott Laboratories	17,456	$884,845

Metals & Mining - 0.7%
Rio Tinto Ltd.	21,710	$843,009

Natural Gas - Distribution - 0.8%
Engie	46,651	$895,835

Natural Gas - Pipeline - 0.6%
Williams Partners LP	14,518	$669,715

Network & Telecom - 2.7%
Cisco Systems, Inc.	111,030	$3,155,473

Oil Services - 0.3%
Noble Corp. PLC	29,120	$347,984

Other Banks & Diversified Financials - 1.1%
Discover Financial Services	22,771	$1,270,850

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - 10.5%
Bristol-Myers Squibb Co.	48,182	$3,162,666
Eli Lilly & Co.	37,601	3,177,661
Johnson & Johnson	11,585	1,160,933
Merck & Co., Inc.	56,265	3,317,384
Pfizer, Inc.	38,543	1,389,861

		$12,208,505
Real Estate - 2.4%
Home Properties, Inc., REIT	11,751	$866,049
Hospitality Properties Trust, REIT	17,821	488,652
Medical Properties Trust, Inc., REIT	64,481	881,455
Starwood Property Trust, Inc., REIT	23,873	519,476

		$2,755,632
Restaurants - 1.5%
Darden Restaurants, Inc.	5,490	$404,942
YUM! Brands, Inc.	15,245	1,337,901

		$1,742,843
Specialty Chemicals - 0.5%
Marine Harvest	48,288	$596,473

Specialty Stores - 3.3%
Amazon.com, Inc. (a)	2,740	$1,469,051
American Eagle Outfitters, Inc.	132,675	2,354,981

		$3,824,032
Telephone Services - 4.6%
Frontier Communications Corp.	256,629	$1,211,289
TDC A.S.	87,846	662,576
Telefonica Brasil S.A., ADR	60,368	785,991
Verizon Communications, Inc.	57,215	2,677,090

		$5,336,946
Tobacco - 5.8%
Altria Group, Inc.	42,998	$2,338,231
Japan Tobacco, Inc.	43,100	1,673,957
Philip Morris International, Inc.	28,387	2,427,940
Reynolds American, Inc.	4,276	366,838

		$6,806,966
Utilities - Electric Power - 4.0%
American Electric Power Co., Inc.	43,661	$2,469,903
Edison International	6,129	367,801

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
PG&E Corp.	15,858	$832,704
PPL Corp.	31,153	990,977

		$4,661,385
Total Common Stocks (Identified Cost, $103,842,307)		$113,843,717

Convertible Preferred Stocks - 0.7%
Pharmaceuticals - 0.4%
Allergan PLC, 5.5%	424	$471,543

Telephone Services - 0.3%
Frontier Communications Corp., 11.125%	2,825	$276,146
Total Convertible Preferred Stocks (Identified Cost, $713,413)		$747,689

Preferred Stocks - 0.4%
Telephone Services - 0.4%
Telecom Italia S.p.A. (Identified Cost, $396,393)	486,972	$505,402

Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	1,760,561	$1,760,561
Total Investments (Identified Cost, $106,712,674)		$116,857,369

Other Assets, Less Liabilities - (0.4)%		(469,423)
Net Assets - 100.0%		$116,387,946

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $104,952,113)	$115,096,808
Underlying affiliated funds, at cost and value	1,760,561
Total investments, at value (identified cost, $106,712,674)	$116,857,369
Receivables for
Investments sold	6,286,509
Fund shares sold	1,934,957
Dividends	151,817
Receivable from investment adviser	34,301
Other assets	271
Total assets	$125,265,224
Liabilities
Payables for
Investments purchased	$8,619,369
Fund shares reacquired	144,795
Payable to affiliates
Shareholder servicing costs	40,357
Distribution and service fees	2,398
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	70,349
Total liabilities	$8,877,278
Net assets	$116,387,946
Net assets consist of
Paid-in capital	$105,657,548
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	10,143,176
Accumulated net realized gain (loss) on investments and foreign currency	417,042
Undistributed net investment income	170,180
Net assets	$116,387,946
Shares of beneficial interest outstanding	8,444,911

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$90,427,424	6,557,731	$13.79
Class B	3,866,450	281,482	13.74
Class C	17,241,088	1,254,115	13.75
Class I	4,176,855	302,644	13.80
Class R1	122,626	8,896	13.78
Class R2	135,296	9,808	13.79
Class R3	152,044	11,016	13.80
Class R4	116,318	8,425	13.81
Class R5	149,845	10,794	13.88

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.63 [100 / 94.25 x $13.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,555,392
Dividends from underlying affiliated funds	1,021
Foreign taxes withheld	(58,146)
Total investment income	$2,498,267
Expenses
Management fee	$657,922
Distribution and service fees	345,601
Shareholder servicing costs	114,134
Administrative services fee	23,446
Independent Trustees’ compensation	2,305
Custodian fee	37,807
Shareholder communications	22,644
Audit and tax fees	47,747
Legal fees	577
Registration fees	143,763
Miscellaneous	16,290
Total expenses	$1,412,236
Fees paid indirectly	(3)
Reduction of expenses by investment adviser and distributor	(338,084)
Net expenses	$1,074,149
Net investment income	$1,424,118
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,260,881
Foreign currency	(24,616)
Net realized gain (loss) on investments and foreign currency	$1,236,265
Change in unrealized appreciation (depreciation)
Investments	$2,319,956
Translation of assets and liabilities in foreign currencies	(601)
Net unrealized gain (loss) on investments and foreign currency translation	$2,319,355
Net realized and unrealized gain (loss) on investments and foreign currency	$3,555,620
Change in net assets from operations	$4,979,738

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2015	2014
Change in net assets
From operations
Net investment income	$1,424,118	$903,010
Net realized gain (loss) on investments and foreign currency	1,236,265	783,345
Net unrealized gain (loss) on investments and foreign currency translation	2,319,355	6,111,472
Change in net assets from operations	$4,979,738	$7,797,827
Distributions declared to shareholders
From net investment income	$(1,309,562)	$(833,352)
From net realized gain on investments	(1,307,187)	(295,005)
Total distributions declared to shareholders	$(2,616,749)	$(1,128,357)
Change in net assets from fund share transactions	$46,800,740	$33,448,689
Total change in net assets	$49,163,729	$40,118,159
Net assets
At beginning of period	67,224,217	27,106,058
At end of period (including undistributed net investment income of $170,180 and $80,297, respectively)	$116,387,946	$67,224,217

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.44	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.85	1.62
Total from investment operations	$0.78	$2.11	$1.79
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.15)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.43)	$(0.31)	$(0.15)
Net asset value, end of period (x)	$13.79	$13.44	$11.64
Total return (%) (r)(s)(t)(x)	5.92	18.33	18.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.68	2.32	(a)
Expenses after expense reductions (f)	1.08	1.25	1.24	(a)
Net investment income	1.77	2.04	1.85	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$90,427	$49,993	$18,922

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.39	$11.61	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.85	1.62
Total from investment operations	$0.68	$2.01	$1.71
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.10)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.33)	$(0.23)	$(0.10)
Net asset value, end of period (x)	$13.74	$13.39	$11.61
Total return (%) (r)(s)(t)(x)	5.18	17.44	17.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.43	3.49	(a)
Expenses after expense reductions (f)	1.83	2.00	2.00	(a)
Net investment income	1.03	1.26	1.01	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$3,866	$2,639	$811

Class C	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.40	$11.62	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.84	1.63
Total from investment operations	$0.68	$2.00	$1.73
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.11)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.33)	$(0.22)	$(0.11)
Net asset value, end of period (x)	$13.75	$13.40	$11.62
Total return (%) (r)(s)(t)(x)	5.17	17.38	17.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.43	3.06	(a)
Expenses after expense reductions (f)	1.83	2.00	2.00	(a)
Net investment income	1.02	1.27	1.06	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$17,241	$11,477	$4,740

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.45	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.30	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.84	1.62
Total from investment operations	$0.81	$2.14	$1.80
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.16)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.46)	$(0.33)	$(0.16)
Net asset value, end of period (x)	$13.80	$13.45	$11.64
Total return (%) (r)(s)(x)	6.16	18.68	18.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.42	2.90	(a)
Expenses after expense reductions (f)	0.84	1.00	1.00	(a)
Net investment income	2.01	2.30	2.02	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$4,177	$2,565	$507

Class R1	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.43	$11.63	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.17	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.84	1.59
Total from investment operations	$0.68	$2.01	$1.71
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.08)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.33)	$(0.21)	$(0.08)
Net asset value, end of period (x)	$13.78	$13.43	$11.63
Total return (%) (r)(s)(x)	5.12	17.45	17.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.46	4.64	(a)
Expenses after expense reductions (f)	1.84	2.00	2.00	(a)
Net investment income	1.04	1.34	1.32	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$123	$109	$117

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.44	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.84	1.60
Total from investment operations	$0.74	$2.07	$1.76
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.12)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.39)	$(0.27)	$(0.12)
Net asset value, end of period (x)	$13.79	$13.44	$11.64
Total return (%) (r)(s)(x)	5.62	18.02	17.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.95	4.14	(a)
Expenses after expense reductions (f)	1.34	1.50	1.50	(a)
Net investment income	1.54	1.84	1.82	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$135	$127	$118

Class R3	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.45	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.85	1.60
Total from investment operations	$0.78	$2.11	$1.78
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.22)	$(0.14)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.43)	$(0.30)	$(0.14)
Net asset value, end of period (x)	$13.80	$13.45	$11.64
Total return (%) (r)(s)(x)	5.89	18.38	17.96	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.71	3.89	(a)
Expenses after expense reductions (f)	1.09	1.25	1.25	(a)
Net investment income	1.77	2.09	2.06	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$152	$114	$118

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.45	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.85	1.59
Total from investment operations	$0.82	$2.14	$1.80
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.16)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.46)	$(0.33)	$(0.16)
Net asset value, end of period (x)	$13.81	$13.45	$11.64
Total return (%) (r)(s)(x)	6.22	18.66	18.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.46	3.64	(a)
Expenses after expense reductions (f)	0.84	1.00	1.00	(a)
Net investment income	2.05	2.34	2.32	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$116	$110	$118

Class R5	Years ended 7/31		Period ended 7/31/13 (c)
	2015	2014
Net asset value, beginning of period	$13.52	$11.65	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.32	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	1.89	1.60
Total from investment operations	$0.83	$2.21	$1.81
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.16)
From net realized gain on investments	(0.21)	(0.08)	—
Total distributions declared to shareholders	$(0.47)	$(0.34)	$(0.16)
Net asset value, end of period (x)	$13.88	$13.52	$11.65
Total return (%) (r)(s)(x)	6.30	19.26	18.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.49	3.61	(a)
Expenses after expense reductions (f)	0.71	0.90	0.96	(a)
Net investment income	2.12	2.66	2.35	(a)
Portfolio turnover	49	34	39	(n)
Net assets at end of period (000 omitted)	$150	$91	$1,656

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$94,960,843	$—	$—	$94,960,843
United Kingdom	3,536,652	—	—	3,536,652
Japan	1,673,957	1,314,920	—	2,988,877
Canada	2,585,082	—	—	2,585,082
South Korea	1,793,248	—	—	1,793,248
Taiwan	1,436,376	—	—	1,436,376
Switzerland	1,321,807	—	—	1,321,807
Germany	952,849	—	—	952,849
France	895,835	—	—	895,835
Other Countries	4,625,239	—	—	4,625,239
Mutual Funds	1,760,561	—	—	1,760,561
Total Investments	$115,542,449	$1,314,920	$—	$116,857,369

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $10,019,049 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended July 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/15	7/31/14
Ordinary income (including any short-term capital gains)	$2,079,894	$1,128,357
Long-term capital gains	536,855	—
Total distributions	$2,616,749	$1,128,357

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/15
Cost of investments	$107,016,034
Gross appreciation	11,853,816
Gross depreciation	(2,012,481)
Net unrealized appreciation (depreciation)	$9,841,335
Undistributed ordinary income	166,024
Undistributed long-term capital gain	1,648,992
Post-October capital loss deferral	(928,590)
Other temporary differences	2,637

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/15	Year ended 7/31/14	Year ended 7/31/15	Year ended 7/31/14
Class A	$1,069,761	$663,767	$976,338	$215,877
Class B	29,176	21,239	45,430	10,415
Class C	132,611	93,551	215,377	47,540
Class I	69,011	29,457	61,542	5,917
Class R1	971	1,174	1,679	838
Class R2	1,749	1,893	1,965	857
Class R3	1,963	2,070	1,770	865
Class R4	2,059	2,291	1,691	846
Class R5	2,261	17,910	1,395	11,850
Total	$1,309,562	$833,352	$1,307,187	$295,005

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2015, this management fee reduction amounted to $5,570, which is included in the reduction of total expenses in the Statement of Operations. Effective December 29, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2016. For the period December 29, 2014 through July 31, 2015, this management fee reduction amounted to $84,694, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2015 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.97%

Notes to Financial Statements – continued

This written agreement expired on December 28, 2014. For the period August 1, 2014 through December 28, 2014, this reduction amounted to $62,751, which is included in the reduction of total expenses in the Statement of Operations. Effective December 29, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.71%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2016. For the period December 29, 2014 through July 31, 2015, this reduction amounted to $183,400, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $202,577 for the year ended July 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$163,652
Class B	0.75%	0.25%	1.00%	1.00%	32,505
Class C	0.75%	0.25%	1.00%	1.00%	147,355
Class R1	0.75%	0.25%	1.00%	1.00%	1,123
Class R2	0.25%	0.25%	0.50%	0.50%	654
Class R3	—	0.25%	0.25%	0.25%	312
Total Distribution and Service Fees					$345,601

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2015, this rebate amounted to $1,633 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2015, were as follows:

Amount
Class A	$1,074
Class B	10,649
Class C	2,851

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2015, the fee was $12,543, which equated to 0.0143% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $101,591.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2015 was equivalent to an annual effective rate of 0.0267% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino

Notes to Financial Statements – continued

resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended July 31, 2015, the aggregate fees paid by the fund under these agreements were $315 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $36, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,094 shares of Class A and 10,069 shares of Class C for an aggregate amount of $234,395.

On December 11, 2013, MFS redeemed 2,140 shares of Class B, 2,262 shares of Class I, 2,133 shares of Class R1, 2,200 shares of Class R2, 2,226 shares of Class R3, 2,259 shares of Class R4, and 137,883 shares of Class R5 for an aggregate amount of $1,849,420.

At July 31, 2015, MFS held approximately 93%, 85%, 76%, 100%, and 64% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5, respectively.

(4) Portfolio Securities

For the year ended July 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $89,009,328 and $42,764,721, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,774,766	$51,341,269	2,519,966	$31,392,409
Class B	156,458	2,109,933	157,335	1,973,499
Class C	574,129	7,730,841	562,389	7,062,521
Class I	188,340	2,551,152	184,991	2,358,517
Class R1	591	8,145	—	—
Class R2	130	1,770	1,306	16,594
Class R3	2,353	32,178	368	4,528
Class R5	3,808	50,000	—	—
	4,700,575	$63,825,288	3,426,355	$42,808,068

Notes to Financial Statements – continued

	Year ended 7/31/15		Year ended 7/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	152,731	$2,034,948	68,044	$864,637
Class B	5,448	72,196	2,135	27,153
Class C	25,807	342,170	10,606	134,479
Class I	8,667	115,374	2,557	32,904
Class R1	199	2,647	160	2,011
Class R2	279	3,712	218	2,749
Class R3	280	3,733	234	2,935
Class R4	282	3,750	249	3,137
Class R5	272	3,656	2,436	29,760
	193,965	$2,582,186	86,639	$1,099,765

Shares reacquired
Class A	(1,089,756)	$(14,731,655)	(494,153)	$(6,182,780)
Class B	(77,485)	(1,041,038)	(32,279)	(404,506)
Class C	(202,061)	(2,700,865)	(124,825)	(1,562,233)
Class I	(85,136)	(1,131,014)	(40,281)	(514,328)
Class R1	—	—	(2,133)	(26,114)
Class R2	(31)	(435)	(2,210)	(27,069)
Class R3	(126)	(1,727)	(2,227)	(27,258)
Class R4	—	—	(2,259)	(27,655)
Class R5	—	—	(137,883)	(1,687,201)
	(1,454,595)	$(19,606,734)	(838,250)	$(10,459,144)

Net change
Class A	2,837,741	$38,644,562	2,093,857	$26,074,266
Class B	84,421	1,141,091	127,191	1,596,146
Class C	397,875	5,372,146	448,170	5,634,767
Class I	111,871	1,535,512	147,267	1,877,093
Class R1	790	10,792	(1,973)	(24,103)
Class R2	378	5,047	(686)	(7,726)
Class R3	2,507	34,184	(1,625)	(19,795)
Class R4	282	3,750	(2,010)	(24,518)
Class R5	4,080	53,656	(135,447)	(1,657,441)
	3,439,945	$46,800,740	2,674,744	$33,448,689

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2015, the fund’s commitment fee and interest expense were $293 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,308,172	36,464,267	(36,011,878)	1,760,561

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,021	$1,760,561

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VII and Shareholders of

MFS Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Equity Income Fund (the Fund) (one of the series constituting MFS Series Trust VII), as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund (one of the series constituting the MFS Series Trust VII) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 47)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of September 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Jonathan Sage

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2014. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 27, 2012 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee on average daily net assets up to $2.5 billion, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional and other accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional and other accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. However, such breakpoints are not applicable because the Fund is currently subject to the advisory fee reduction described above. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $714,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 85.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2015 and 2014, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS European Equity Fund+	N/A	0
MFS Latin American Equity Fund+	N/A	0

Total	0	0

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Asia Pacific ex-Japan Fund+	N/A	0
MFS Equity Income Fund	38,255	28,504

Total	38,255	28,504

For the fiscal years ended July 31, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS European Equity Fund+	N/A	0	N/A	9,013	N/A	1,001
To MFS Latin American Equity Fund+	N/A	0	N/A	9,013	N/A	1,001
Total fees billed by Deloitte To above Funds:	0	0	0	18,026	0	2,002

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS European Equity Fund* +	N/A	1,832,037	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Latin American Equity Fund*+	N/A	1,832,037	N/A	0	N/A	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by Deloitte:
To MFS European Equity Fund, MFS and MFS Related Entities#+	N/A	1,845,389
To MFS Latin American Equity Fund, MFS and MFS Related Entities#+	N/A	1,845,389

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Asia Pacific ex-Japan Fund+	N/A	0	N/A	8,176	N/A	0
To MFS Equity Income Fund	0	0	8,451	8,345	568	0
Total fees billed by E&Y To above Funds:	0	0	8,451	16,521	568	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Asia Pacific ex-Japan Fund*+	N/A	0	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Equity Income Fund*	597,838	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by E&Y:
To MFS Asia Pacific ex-Japan Fund, MFS and MFS Related Entities#+	N/A	53,176
To MFS Equity Income Fund, MFS and MFS Related Entities#	702,857	53,345

+	MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Asia Pacific ex-Japan Fund were terminated as of July 23, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: September 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: September 16, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2015

*	Print name and title of each signing officer under his or her signature.